Exhibit 99.1

Jupiter Wellness Signs Definitive Agreement to Merge with Next Frontier Pharmaceuticals, a Leading
Drug Developer and Manufacturer of Synthetic Cannabinoid Pharmaceuticals

●	Owner of SYNDROS®(dronabinol), the only US-based FDA approved CII Tetrahydrocannabinol (THC), a liquid cannabinoid used in adults to treat: Chemotherapy Induced Nausea and Vomiting (CINV) associated in adult patients who have failed to respond adequately to conventional antiemetic treatments; and Anorexia associated with weight loss in adult patients with Acquired Immune Deficiency Syndrome (AIDS)

●	83,000 square foot manufacturing facility in Texas is FDA registered and licensed by the U.S. DEA to manufacture Schedule I to III controlled substances in a cGMP facility, with a DEA-exemption permit to export globally

●	Five FDA-registered Investigational New Drugs

●	Seminal patents in organic and synthetic cannabinoids

●	Pending license approval to manufacture psychedelic pharmaceuticals

JUPITER, FL and ROUND ROCK, TX, December 9, 2021 — Jupiter Wellness, Inc. (Nasdaq: JUPW), announced today it has signed a definitive agreement to acquire Next Frontier Pharmaceuticals, Inc. (“Next Frontier Pharmaceuticals”), through a merger with a subsidiary of Jupiter Wellness. Under the terms of the transaction, Next Frontier Pharmaceuticals’ stockholders will receive shares of Jupiter Wellness convertible preferred stock that will be convertible into the common stock of Jupiter Wellness and no cash. The transaction, which has been unanimously approved by the board of directors of both companies, is expected to close in the first quarter of 2022.

Upon the closing of the transaction, the combined company intends to become a leading drug developer and manufacturer of pharmaceutical cannabinoids and psychedelics with a growing portfolio of drug products and intellectual property.

Next Frontier Pharmaceuticals owns the only U.S.-based FDA approved CII Tetrahydrocannabinol (THC), a liquid cannabinoid, SYNDROS®, used in adults to treat: CINV in adult patients who have failed to respond adequately to conventional antiemetic treatments; and Anorexia associated with weight loss in adult patients with AIDS. Next Frontier Pharmaceuticals is also pursuing a 505(b)(2) approval pathway with the FDA for several Investigational New Drugs (INDs) for indications including opioid withdrawal, pain, migraines, and nausea and vomiting associated with chemotherapy. The Company’s 83,000 square foot manufacturing facility in Texas is FDA registered and licensed by the U.S. DEA to manufacture Schedule I to III controlled substances in a cGMP facility. The facility currently operates as a contract manufacturer of active pharmaceutical ingredients (APIs). Next Frontier Pharmaceuticals also has a robust portfolio of patents and patents pending on organic and synthetic cannabinoids.

“Jupiter Wellness was established with a vision to become a leading pharmaceutical cannabinoid company. Today, with the signing of the merger agreement with Next Frontier Pharmaceuticals, we will have the foundational drug development and formulation team and manufacturing assets to become such a leader. With its industry-leading cannabinoid platform, innovative products, and pipeline, we strongly believe that Next Frontier Pharmaceuticals positions us well for long-term stockholder value creation,” said Brian John, Chief Executive Officer of Jupiter Wellness. “We are joining with a world-class team of executives and board members with a strong track record of execution that share a passion for pursuing differentiated therapies based on cannabinoids and psychedelics.”

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“With assets that have been developed over the last 10 years, Next Frontier Pharmaceuticals believes it is well positioned to have a leadership position in cannabinoid science, including the only U.S.-based FDA approved CII Tetrahydrocannabinol (THC), a liquid cannabinoid and one of the largest captive synthetic cannabinoid manufacturing facilities in the world. With our FDA approved SYNDROS® drug, we intend to expand our platform of drug products to create novel therapies for pain, inflammation, and insomnia, among other ailments. Given our focus, we believe that Jupiter Wellness is an ideal growth partner that is committed to supporting our commercial efforts, as well as ongoing clinical and research programs,” said Shannon Soqui, Executive Chairman of Next Frontier Pharmaceuticals. “We have a shared vision of developing and commercializing innovative medicines that utilize cannabinoids and psychedelics. As a public company, Next Frontier Pharmaceuticals believes it will now have the resources and opportunity to reach and impact more patients through a broader portfolio of cannabinoid-focused therapies than ever before.”

Creates a Leader in Pharmaceutical Cannabinoid Drug Development and Manufacturing

●	Drug Development Platform Expansion: The transaction enables the expansion of drug development and formulation capabilities focused on cannabinoids and psychedelics. With SYNDROS®, Next Frontier Pharmaceuticals will attempt to extend the formulation for use for pain and inflammation, among other indications. The collective Jupiter Wellness and Next Frontier Pharmaceuticals teams will bring highly complementary expertise to a pro forma pipeline of nine clinical development programs for pain and migraines, among other indications.

●	Synthetic Cannabinoid and Psychedelic Manufacturing: Creates the leading platform for active pharmaceutical ingredient manufacturing based on synthetic cannabinoids and psychedelics. With a DEA-exemption permit to export globally, and with product manufactured in a cGMP FDA registered facility that holds both DEA licenses and Board of Pharmacy permits, the platform is uniquely positioned for growth given the difficulty, cost, and time to obtain such capabilities.

●	Seminal Patents in Organic and Synthetic Cannabinoids: Next Frontier Pharmaceuticals has two patents that have received notices of allowance including a foundational method of cannabigerol (CBG) synthesis and a unique broad spectrum hemp powder, and 14 patents pending surrounding cannabinoid synthesis and cannabis production methodologies.

●	Exceptional Management Team and Board: The Next Frontier Pharmaceutical team includes a roster of Fortune 500 executives with a long history in pharmaceuticals and cannabinoids, as well as public company management, reporting and corporate governance experience, and a board advisor that was formerly at GW Pharmaceuticals.

●	Expected to Deliver Substantial Stockholder Value: The combination is expected to provide accelerated revenue and earnings growth and to be accretive in the first full year of combined operations and substantially accretive thereafter.

Transaction Terms

Under the terms of the agreement, Next Frontier Pharmaceuticals’ stockholders will be entitled to receive convertible stock of Jupiter Wellness that is convertible into 65,000,000, shares of Jupiter Wellness common stock and no cash at the closing of the transaction. Such shares will be subject to a six-month standard lock-up agreement. In connection with the transaction, Jupiter Wellness has loaned $10.2 million to Next Frontier Pharmaceuticals under a note secured by Next Frontier Pharmaceuticals’ Texas-based synthetic cannabinoid manufacturing facility.

Closing Conditions

The transaction has been unanimously approved by the Boards of Directors of both companies and is subject to the approval of Jupiter Wellness stockholders and other customary closing conditions, including regulatory approvals. Subject to the satisfaction or waiver of the closing conditions, the transaction is expected to close in the first quarter of 2022.

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Conference Call Details

The two companies will host a conference call on Thursday, December 9th at 4:00 PM ET to discuss this transaction. The live webcast may be accessed from the Investors section of Jupiter’s website at www.jupiterwellness.com. Please connect prior to the start of the conference call to ensure adequate time for any software downloads that may be necessary. Investors may participate in the conference call by dialing 561-462-3946. An archived version of the conference call will be available for at least one week in the Investors section of Jupiter’s website at www.jupiterwellness.com.

Advisors

Lucosky Brookman LLP, led by Joe Lucosky and Adele Hogan, is serving as legal counsel to Jupiter Wellness.

About Jupiter Wellness

Jupiter Wellness, Inc. (Nasdaq: JUPW) is a leading developer of pharmaceutical cannabinoids focused on skincare therapeutics and treatments. The Company’s product pipeline incorporates cannabidiol (CBD) to address indications including psoriasis, eczema, burns, herpes cold sores, and skin cancer. Jupiter generates revenue from a growing line of proprietary over-the-counter skincare products including its CaniSun™ sunscreen and other wellness brands sold through www.cbdcaring.com. For additional information, please visit

www.jupiterwellness.com.

About Next Frontier Pharmaceuticals

Next Frontier Pharmaceuticals owns the only U.S.-based FDA approved cannabinoid (SYNDROS®), and one of the largest captive synthetic cannabinoid manufacturing facilities in the U.S. SYNDROS® is FDA approved as a prescription drug for the treatment of CINV in cancer patients and loss of appetite in AIDS patients. Next Frontier Pharmaceuticals is also pursuing a 505(b)(2) approval pathway with the FDA for several Investigational New Drugs (INDs) for indications including opioid withdrawal, pain, migraines, and nausea and vomiting associated with chemotherapy. The Company’s 83,000 square foot manufacturing facility in Texas is licensed by the U.S. DEA to manufacture Schedule I to III controlled substances, holds Board of Pharmacy permits, is registered by the FDA, and is cGMP compliant. The facility has received millions in manufacturing infrastructure investments and currently operates as a contract manufacturer of active pharmaceutical ingredients (APIs) for global distribution. Next Frontier also has a robust portfolio of patents and patents pending on organic and synthetic cannabinoids.

Jupiter Wellness Media Contact:

Phone: 561-244-7100
Email: info@JupiterWellness.com

Jupiter Wellness Investor Contact:

Phone: 561-244-7100
Email: info@JupiterWellness.com

Next Frontier Pharmaceuticals Media Contact:

Roiby Gonzalez, Media Director
Email: r.gonzalez@nextfrontierbrands.com

Next Frontier Pharmaceuticals Investor Contact:

Susie Wiest, Corporate Administration

Email: s.wiest@nextfrontierbrands.com

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Forward Looking Statements

This communication contains forward-looking statements regarding Jupiter Wellness, including, but not limited to, statements related to the proposed acquisition of Next Frontier Pharmaceuticals and the anticipated timing, results and benefits thereof, including the potential for Jupiter Wellness to accelerate its growth and cannabinoid leadership, and for the acquisition to provide long-term growth opportunities to create shareholder value; and other statements that are not historical facts. You can generally identify forward-looking statements by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “explore,” “evaluate,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” or “will,” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations, and intentions and inherently involve significant risks and uncertainties, many of which are beyond Jupiter Wellness’ control. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: Jupiter Wellness’ and Next Frontier Pharmaceuticals’ ability to complete the acquisition on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary regulatory and shareholder approvals, and satisfaction of other closing conditions to consummate the acquisition; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that Next Frontier Pharmaceuticals’ business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future regulatory filings, financial performance and results of the combined company following completion of the acquisition; Next Frontier Pharmaceuticals’ dependence on the successful commercialization of SYNDROS and the uncertain market potential of SYNDROS; pharmaceutical product development and the uncertainty of clinical success; the regulatory approval process, including the risks that the combined company may be unable to submit anticipated regulatory filings on the timeframe anticipated, or at all, or that the combined company may be unable to obtain regulatory approvals of any of its product candidates, and SYNDROS for additional indications, in a timely manner or at all; disruption from the proposed acquisition, making it more difficult to conduct business as usual or maintain relationships with customers, employees or suppliers; effects relating to the announcement of the acquisition or any further announcements or the consummation of the acquisition on the market price of Jupiter Wellness’ common stock; the possibility that, if Jupiter Wellness does not achieve the perceived benefits of the acquisition as rapidly or to the extent anticipated by financial analysts or investors, the market price of Jupiter Wellness’ common stock could decline; potential litigation associated with the possible acquisition; regulatory initiatives and changes in tax laws; market volatility; and other risks and uncertainties affecting Jupiter Wellness and Next Frontier Pharmaceuticals and, including those described from time to time under the caption “Risk Factors” and elsewhere in Jupiter Wellness’ Securities and Exchange Commission (SEC) filings and reports, including Jupiter Wellness’ Annual Report on Form 10-K for the year ended December 31, 2020 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2021, and future filings and reports by Jupiter Wellness. In addition, the extent of the impact on the combined company’s ability to generate sales of and revenues from its approved products, execute on new product launches, its clinical development and regulatory efforts, its corporate development objectives, and the value of and market for its common stock, will depend on future developments that are highly uncertain and cannot be predicted with confidence at this time. Moreover, other risks and uncertainties of which the combined company is not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. Investors are cautioned that forward-looking statements are not guarantees of future performance. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements and reflect the views stated therein with respect to future events at such dates, even if they are subsequently made available by Jupiter Wellness on its website or otherwise. Jupiter Wellness undertakes no obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made.

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Additional Information and Where to Find It

In connection with the proposed transaction, Jupiter Wellness intends to file a proxy and registration statement with the SEC and may also file other relevant documents with the SEC regarding the proposed transaction. The definitive proxy statement (if and when available) will be mailed to shareholders of Jupiter Wellness. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT (WHICH WILL INCLUDE AN EXPLANATORY STATEMENT IN RESPECT OF THE MERGER AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the proxy statement (if and when available) and other documents containing important information about Jupiter Wellness, Next Frontier Pharmaceuticals and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Jupiter Wellness will be available free of charge on Jupiter Wellness’ website at www.jupiterwellness.com.

Participants in the Solicitation

Jupiter Wellness, Next Frontier Pharmaceuticals, their respective directors and certain of their executive officers and other employees may be deemed to be participants in the solicitation of proxies from Jupiter Wellness’ security holders in connection with the proposed transaction. Information about Jupiter Wellness’ directors and executive officers is set forth in Jupiter Wellness’ proxy statement on Schedule 14A for its 2021 Annual General Meeting, which was filed with the SEC on November 3, 2021 and subsequent statements of beneficial ownership on file with the SEC. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of Jupiter Wellness security holders in connection with the proposed transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement when it is filed with the SEC.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the U.S. Securities Act of 1933, as amended (Securities Act), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. The Jupiter Wellness securities to be issued in the proposed transaction are anticipated to be issued in reliance upon the registration statement.

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